UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 3, 2023

Coherent Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, no par value	IIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the mandatory conversion of all outstanding shares (the “Shares”) of Coherent Corp.’s (the “Company”) 6.00% Series A Mandatory Convertible Preferred Stock, no par value (the “Preferred Stock”), on July 3, 2023, in accordance with the terms of the Preferred Stock, the Company has notified the New York Stock Exchange (the “NYSE”) of the conversion and has requested that the NYSE suspend trading of the Preferred Stock on the NYSE and file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the delisting and deregistration of the Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends to file with the SEC a Form 15 suspending the Company’s reporting obligations with respect to the Preferred Stock under Sections 13 and 15(d) of the Exchange Act.

Item 8.01 Other Events.

The information set forth in Item 3.01 is incorporated by reference into this Item 8.01.

On July 3, 2023, all outstanding Shares of Preferred Stock automatically converted into shares of the Company’s Common Stock, no par value per share (the “Common Stock”), and cash (without interest) in lieu of any fractional shares pursuant to the terms of the Preferred Stock as set forth in that certain Statement with Respect to Shares, a copy of which was filed as Exhibit 3.03 to the Company’s Annual Report on Form 10-K (File No. 001-39375) filed on November 24, 2021, which also is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated herein by reference. The conversion rate for each Share of Preferred Stock was 4.4523 shares of Common Stock, subject to receipt of cash (without interest) in lieu of any fractional shares. Upon the mandatory conversion of the Shares of Preferred Stock, there were no outstanding Shares of Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.01	Statement with Respect to Shares, filed with the Pennsylvania Department of State Corporations Bureau and Effective July 6, 2020 (incorporated by reference to Exhibit 3.03 to the Company’s Annual Report on Form 10-K (File No. 001-39375) filed on November 24, 2021).

104.0	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: July 3, 2023	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer and Secretary